Exhibit 10.1

SUBSCRIPTION AGREEMENT

DATATEC SYSTEMS, INC.

Return by mail or overnight delivery to:

Joseph Stevens & Company, Inc.

59 Maiden Lane, 32nd Floor

New York, NY 10038

DATATEC SYSTEMS, INC.

SUBSCRIPTION AGREEMENT

The undersigned (hereinafter "Subscriber") hereby confirms his/her/its subscription for the purchase of Convertible Notes and Warrants of Datatec Systems, Inc., a Delaware corporation (the "Company"), as described below.

In connection with this subscription, Subscriber and the Company agree as follows:

1. Sale and Purchase of Convertible Notes and Warrants.

(a) The Company hereby agrees to issue and to sell to Subscriber, and Subscriber hereby agrees to purchase from the Company, (1) a Convertible Note either (i) bearing interest at 4% and convertible in accordance with the terms thereof into shares of the Company's common stock, $.001 par value (the "Common Stock") at a 10% premium to the Market Price (as defined in the Confidential Private Placement Memorandum, or "PPM") of the Common Stock, or (ii) bearing no interest and convertible in accordance with the terms thereof into Common Stock at a 10% discount to the Market Price of the Common Stock; and (2) Warrants to purchase, at an exercise price equal to 130% of the Market Price, Common Stock equal to 50% of the Common Stock into which such Convertible Note is convertible. The form of Convertible Note is annexed hereto as Exhibit A. (The Convertible Notes, the Warrants and the Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants are collectively referred to herein as, the "Securities"). Upon acceptance of this Subscription Agreement by Subscriber, the Company shall issue and deliver the Convertible Note and Warrants against payment in U.S. Dollars by check of the Purchase Price (as defined below).

(b) Subscriber has hereby delivered and paid concurrently herewith the purchase price (the "Purchase Price") set forth on the signature page hereof required to purchase the Securities subscribed for hereunder which amount has been paid in U.S. Dollars by check, subject to collection, to the order of "Continental Stock Transfer & Trust Company, Escrow Agent for Datatec Systems, Inc."

(c) Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company of up to $4,900,000 of unsecured Four-Year Convertible Notes and Warrants which offering is being made on a "best efforts, all or none" basis as to the first $2,500,000 (the "Minimum Offering") and on "best efforts only" basis as to the remaining $2,400,000 (the "Maximum Offering"). Subscriber understands that payments hereunder as to the Minimum Offering will be held in a qualified escrow account established at Continental Stock Transfer & Trust Company, and released to the Company if the Minimum Offering is reached within the Offering Period (as defined in the PPM) or any extended period. If the Minimum Offering is not reached within the Offering Period or any extended period, the funds held therein will be returned to the investors without interest or deduction. Subscriber also understands that all funds received hereunder after the Minimum Offering is reached will be made immediately available to the Company. Subscriber understands that Joseph Stevens & Company, Inc. and the Company have full discretion to accept subscriptions below the minimum investment amount of $50,000.

2. Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company as follows:

(a) Subscriber is an "accredited investor" as defined by Rule 501 under the Securities Act of 1933, as amended (the "Act"), and Subscriber is capable of evaluating the merits and risks of Subscriber's investment in the Company and has the capacity to protect Subscriber's own interests.

(b) Subscriber understands that the Securities are not presently registered, but Subscriber is entitled to certain rights with respect to the registration of the Common Stock underlying the Securities (see Section 5 below).

(c) Subscriber acknowledges and understands that the Securities are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Securities made in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") thereunder, and applicable state securities laws; and that an investment in the Securities is not a liquid investment.

(d) Subscriber acknowledges that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. Subscriber is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of common stock purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the common stock, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares of common stock being sold during any three-month period not exceeding specified limitations.

(e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management or any person acting on its behalf. Subscriber has received and reviewed the PPM, and all the information, both written and oral, that it desires. Without limiting the generality of the foregoing, Subscriber has been furnished with or has had the opportunity to acquire, and to review, (i) copies of all of the Company's publicly available documents, including but not limited to, its annual report on Form 10-K for the year ended April 30, 2002, all of its Form 8-K filings, as well as all of its Form 10-Q filings, and (ii) all information, both written and oral, that it desires with respect to the Company's business, management, financial affairs and prospects. In determining whether to make this investment, Subscriber has relied solely on Subscriber's own knowledge and understanding of the Company and its business based upon Subscriber's own due diligence investigations and the information furnished pursuant to this paragraph. Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and Subscriber has not relied on any other representations or information.

(f) Subscriber has all requisite legal and other power and authority to execute and deliver this Subscription Agreement and to carry out and perform Subscriber's obligations under the terms of this Subscription Agreement. This Subscription Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g) To the extent Subscriber deems necessary, Subscriber has reviewed with Subscriber's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Subscription Agreement. Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Subscription Agreement.

(h) This Subscription Agreement does not contain any untrue statement of a material fact concerning Subscriber.

(i) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber's properties before any court or governmental agency (nor, to Subscriber's knowledge, is there any threat thereof) which would impair in any way Subscriber's ability to enter into and fully perform Subscriber's commitments and obligations under this Subscription Agreement or the transactions contemplated hereby.

(j) The execution, delivery and performance of and compliance with this Subscription Agreement, and the issuance of the Securities will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber's articles of incorporation or bylaws, if applicable, or any of Subscriber's material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Securities.

(k) Subscriber acknowledges that the Securities are speculative and involve a high degree of risk and that Subscriber can bear the economic risk of the purchase of the Securities, including a total loss of his/her/its investment.

(l) Subscriber acknowledges that he/she/it has carefully reviewed and considered the risk factors discussed in the "Risk Factors" section of the PPM.

(m) Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Securities.

(n) Subscriber is aware that the Securities are and will be, when issued, "restricted securities" as that term is defined in Rule 144 of the general rules and regulations under the Act.

(o) Subscriber understands that any and all certificates representing the Securities and any and all securities issued in replacement thereof or in exchange therefor shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

"The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for these securities under the Securities Act of 1933 or an opinion of the Company's counsel that registration is not required under said Act."

(p) In addition, the certificates representing the Securities, and any and all securities issued in replacement thereof or in exchange therefor, shall bear such legend as may be required by the securities laws of the jurisdiction in which Subscriber resides.

(q) Because of the restrictions imposed on resale, Subscriber understands that the Company shall have the right to note stop-transfer instructions in its stock transfer records, and Subscriber has been informed of the Company's intention to do so. Any sales, transfers, or any other dispositions of the Securities by Subscriber, if any, will be in compliance with the Act.

(r) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision.

(s) Subscriber represents that (i) Subscriber is able to bear the economic risks of an investment in the Securities and to afford the complete loss of the investment; and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(t) Subscriber further represents that the address set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Securities for Subscriber's own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Securities for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Securities.

(u) Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber's funds). This Subscription Agreement is not binding upon the Company until accepted by an authorized officer of the Company. In the event that the subscription is rejected, then Subscriber's subscription funds will be returned without interest thereon or deduction therefrom.

(v) Subscriber represents that Subscriber has not received any general solicitation or general advertising regarding the purchase of the Securities.

(w) Subscriber has carefully read this Subscription Agreement and the PPM, and Subscriber has accurately completed the Purchaser Questionnaire.

3. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a) The Company is duly organized and validly exists as a corporation in good standing under the laws of the State of Delaware.

(b) The Company has all such corporate power and authority to enter into, deliver and perform this Subscription Agreement.

(c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement by the Company, and the issuance and sale of the Securities to be sold by the Company pursuant to this Subscription Agreement. This Subscription Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

4. Indemnification. Subscriber agrees to indemnify and hold harmless the Company, its officers, directors, employees, shareholders and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys' fees) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Subscription Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

  Registration Rights.

    The Company will be obligated to file a registration statement covering the resale of such shares immediately following the Initial Closing (as defined in the PPM) of this Offering. The Company will be obligated to use its commercially reasonable efforts to cause the SEC to declare such registration statement effective within 90 days of the Initial Closing of this Offering. If the effectiveness of such registration statement extends beyond 90 days from the Initial Closing of this Offering, then the Company shall elect within five (5) business days following such 90 day period to either: (A) purchase all of the Convertible Notes at a 30% premium to the applicable Conversion Price (as defined in the PPM), or (B) increase the number of shares of Common Stock receivable upon conversion of the Convertible Notes by one and one-half percent (1.5%) for each 30 day period following such 90 day period applied on a pro rata basis.

(b) It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 5 in respect of the securities which are to be registered that (i) such Holders of the shares to be registered shall furnish to the Company such information regarding the securities held by such Holders and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company, and (ii) such Holders shall enter into such agreements and undertakings (including indemnity agreements) with the Company and any underwriter of such offering as may be reasonably requested or as may be customary in connection with such an offering.

(c) In the event of any registration of any of the Securities under the Act pursuant to this Section 5, the Company shall indemnify and hold harmless the Holders of such Securities, against any losses, claims, damages or liabilities, joint or several, to which such Holders may become subject under the Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such securities were registered under the Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holders for any legal or any other expenses reasonably incurred by such Holders in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holders specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holders and shall survive the transfer of such securities by such Holders.

(d) Each of the Holders of any Securities, by acceptance thereof, agrees to indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director or officer or any such person may become subject under the Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to the Company by such Holder specifically for use in the following documents and contained, on the effective date thereof, in any registration statement under which securities were registered under the Act at the request of such Holder, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto.

(e) Notwithstanding the other provisions of Section 5, (i) the Company shall not be obligated to register the Securities of any of the Holders if, in the opinion of counsel to the Company, the sale or other disposition of such Holder's Securities, in the manner proposed by such Holder, may be effected without registering such Securities under the Act; and (ii) the Company shall not be obligated to register any shares of Securities of any Holder if the Company has had a registration statement, under which such Holder had a right to have its Common Stock included pursuant hereto, declared effective within six months prior to the date of the request pursuant to this Section.

6. Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Subscription Agreement or any of Subscriber's interest herein and further agrees that the transfer or assignment of the Securities acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Subscription Agreement or any agreement of Subscriber made hereunder, and this Subscription Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber's heirs, executors, administrators, successors, and permitted assigns.

(c) Subscriber has read and has accurately completed this entire Subscription Agreement.

(d) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(e) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware.

(f) Subscriber acknowledges that it has been advised to consult with his/her/its own attorney regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(g) This Subscription Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

7. Information for Residents of Certain States.

For Residents of All States:

The Securities offered hereby have not been registered under the Act, as amended, or the securities laws of any state and are being offered and sold in reliance upon exemption from the registration requirements of said act and such laws. The securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under said Act and such laws pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time. The Securities offered hereby have not been approved or disapproved by the SEC, any state securities commission or any other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of this offering or the accuracy or adequacy of the memorandum. Any representation to the contrary is a criminal offense.

NASAA Uniform Legend:

In making an investment decision, investors must rely on their own examination of the person or entity creating the securities and the terms of this offering including the merits and risks involved. These securities have not been recommended by federal or state securities commissions or regulatory authorities. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this document. Any representation to the contrary is a criminal offense. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time.

Blue Sky Notices:

It is anticipated that the securities described herein may be offered for sale in several states. The securities blue-sky laws of some of those states require that certain conditions and restrictions relating to the offering be disclosed. A description of the relevant conditions and restrictions required by the states in which the company may offer its securities for sale is set forth below.

State Notice Requirements

For Georgia Residents. These securities have been issued or sold in reliance on Paragraph (13) of Code Section 10-5-9 of the "Georgia Securities Act of 1973" and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration statement under such act.

The investor must rely on the investor's own examination of the person or entity creating the securities and the terms of the offering, including the merits and risks involved, in making an investment decision on these securities.

8. Payment

Please send a check to the order of "Continental Stock Transfer & Trust Company, Escrow Agent for Datatec Systems, Inc." in the amount of the payment due upon purchase to:

17 Battery Place, 17th Floor

New York, NY 10004

Alternatively, you may wire transfer your subscription to the following account:

NAME: Continental Stock Transfer & Trust Co. AAF DATATEC SYSTEMS, INC.

or

CST&T AAF DATATEC SYSTEMS, INC.

BANK: J.P. Morgan Chase Bank

ABA: 021000021

ACCOUNT #: 530-398699

All wires must stipulate the name of Subscriber, including those sent by brokers or other agents.

Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$_________________________

Purchase Price

__________________________ __________________________

Print or Type Name Print or Type Name

__________________________ __________________________

Residence Address and Telephone Residence Address and Telephone

__________________________ __________________________

State of residence, if different State of residence, if different

__________________________ __________________________

State Registered To Vote State Registered To Vote

__________________________ __________________________

Business Address and Telephone Business Address and Telephone

__________________________ __________________________

Age Age

__________________________ __________________________

Signature Signature

__________________________ __________________________

Date Date

__________________________ __________________________

Soc. Sec. No. (if applicable) Soc. Sec. No. (if applicable)

__________________________ __________________________

Citizen of the United States (yes/no) Citizen of the United States (yes/no)

If you are not a citizen of the United States, please answer the following, if applicable:

__________________________ __________________________

Resident Alien Number Resident Alien Number

__________________________ __________________________

Visa Type Visa Type

Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$__________________________

Purchase Price

__________________________

Print or Type Name

__________________________

Business Address and Telephone

__________________________

State of formation/incorporation,

if different

__________________________ __________________________

Taxpayer I.D. No. (if applicable) Date

__________________________ __________________________

Signature Print or Type Name and Indicate

Title or Position with Entity

* * * * * * * *

Disposition of Subscription Agreement

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

DATATEC SYSTEMS, INC.

By: __________________________

Name:

Title:

Date: __________________________

EXHIBIT A